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                                                                  Exhibit 10.21

                    [GIBSON, DUNN & CRUTCHER LLP LETTERHEAD]

(650) 849-5350                                                      T11709-00009
EMAIL: gdavidson@gibsondunn.com

VIA MESSENGER

Lisa Roberts
General Counsel
Centro Corporation
1500 Plymouth Street
Mountain View, CA 94043

Daniel G. Kelly, Jr.
Davis Polk & Wardwell
1600 El Camino Real
Menlo Park, CA 94025

     Re: Ventro/Broadlane/Tenet

Dear Lisa and Dan:

     In connection with the Termination Agreement and Stock Purchase Agreement among Ventro Corporation, Broadlane, Inc., and Tenet Healthcare Corporation, enclosed is a velobound volume of the transaction documents and one unbound set of original documents.

     The original executed Promissory Note ($11,000,000) from Broadlane is included in the set of original documents to Ventro.

     If you have any questions, please feel free to contact me.

                                   Very truly yours,


                                   /s/ GREGORY T. DAVIDSON
                                   Gregory T. Davidson

GTD/pr
Enclosures

cc:  D. Robert Brada
     William A. Barrett

                   TERMINATION AGREEMENT AND GENERAL RELEASE


      This TERMINATION AGREEMENT AND GENERAL RELEASE (hereinafter, this "Termination Agreement") is hereby entered into as of the 31st day of March, 2001, by and among Ventro Corporation, a Delaware corporation formerly named Chemdex Corporation ("Ventro"), Promedix.com, Inc., a Delaware corporation ("Promedix"), Tenet Healthcare Corporation, a Nevada corporation ("Tenet"), Tenet HealthSystem Medical, Inc., a Delaware corporation ("HealthSystem"), T.I. GPO, Inc., a Nevada corporation ("TIGPO"), and Broadlane, Inc., a Delaware corporation ("Broadlane"). Ventro and Promedix are referred to herein as the "Ventro Parties." Broadlane, Tenet, HealthSystem and TIGPO are referred to herein as the "Tenet/Broadlane Parties." Ventro, Promedix, Tenet, HealthSystem, TIGPO and Broadlane are referred to herein as the "Parties," and each of them individually as a "Party."

                                    RECITALS

      WHEREAS, Ventro, HealthSystem and TIGPO are parties to that certain First Amended and Restated Joint Venture Agreement, dated as of January 27, 2000 (the "Joint Venture Agreement");

      WHEREAS, Ventro and Broadlane are parties to that certain Common Stock Purchase Agreement, dated as of January 27, 2000 (the "Stock Purchase Agreement");

      WHEREAS, TIGPO, Broadlane, Promedix and Ventro are parties to the following agreements: (a) that certain Tenet/Newco Agreement (the "Tenet/Newco Agreement"), and (b) that certain Chemdex License and Services Agreement (the "License Agreement"), each dated as of January 27, 2000;

      WHEREAS, Ventro, TIGPO and Broadlane are parties to the following agreements: (a) that certain Investors' Rights Agreement (the "Investors Rights Agreement"), and (b) that certain Voting Agreement (the "Voting Agreement"), each dated as of January 27, 2000;

      WHEREAS, HealthSystem and Promedix are parties to that certain Agreement for On-Line Services for Procurement of Specialty Medical Products, dated effective as of January 1, 2000 (the "Supply Agreement");

      WHEREAS, Tenet executed and delivered to Ventro a letter, dated December 8, 1999, regarding purchases by affiliates of Tenet of specialty medical products from Promedix (the "Promedix Letter");

      WHEREAS, disputes have arisen among the Parties regarding the rights, obligations and performance of the Parties under the Joint Venture Agreement, the Stock Purchase Agreement, the Tenet/Newco Agreement, the License Agreement, the Investors Rights Agreement, the Voting Agreement, the Supply Agreement and the Promedix Letter (collectively, the "Agreements");

       WHEREAS, Ventro has submitted to Broadlane various invoices with respect to services allegedly performed on behalf of Broadlane pursuant to the Agreements or otherwise (the "Invoices"), and Broadlane and Tenet have objected to the amounts due under the Invoices;

       WHEREAS, the Parties seek to settle, release and bring to an end all disputes and claims among the Parties arising under or related to the Agreements or otherwise;

       WHEREAS, simultaneously herewith, Ventro, Tenet and Broadlane are entering into a Stock Purchase Agreement (the "Stock Repurchase Agreement"), pursuant to which Broadlane is repurchasing from Ventro all of Ventro's equity interest in Broadlane;

       WHEREAS, in connection with the Stock Repurchase Agreement and this Termination Agreement, Broadlane is issuing to Ventro a promissory note (the "Note") and Tenet is executing and delivering a Guaranty (the "Guaranty") in favor of Ventro, guaranteeing the obligations of Broadlane under the Note; and

       WHEREAS, the execution and delivery of this Termination Agreement is a condition to the consummation of the Stock Repurchase Agreement.

       NOW, THEREFORE, the Parties agree as follows:

                                   AGREEMENT

       1. Consideration. At the Closing (as defined in the Stock Repurchase Agreement), Broadlane shall deliver to Ventro the executed Note in the principal amount of $11,000,000, of which $10,440,000 is consideration payable under the Stock Repurchase Agreement and of which $560,000 is consideration payable pursuant to the terms of this Termination Agreement.

       2.     Termination of Agreements.

              (a) TIGPO and Ventro agree and acknowledge that, upon execution and delivery of this Termination Agreement, the Joint Venture Agreement is hereby terminated and shall be of no further force or effect and neither of the Parties shall have any obligation to the other Party under the Joint Venture Agreement.

              (b) Broadlane and Ventro agree and acknowledge that, upon execution and delivery of this Termination Agreement, the Stock Purchase Agreement is hereby terminated and shall be of no further force or effect and neither of the Parties shall have any obligation to the other Party under the Stock Purchase Agreement.

              (c) TIGPO, Broadlane and Ventro agree and acknowledge that, upon execution and delivery of this Termination Agreement, the Investors Rights Agreement is hereby terminated and shall be of no further force or effect solely with respect to the obligations and rights of Ventro thereunder; provided, however, that nothing in this Termination Agreement shall terminate or otherwise affect the rights and obligations of TIGPO and Broadlane with respect to each other under the Investors Rights Agreement.

              (d) TIGPO, Broadlane and Ventro agree and acknowledge that, upon execution and delivery of this Termination Agreement, the Voting Agreement is hereby

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product prepared by Ventro specifically on behalf of Broadlane prior to the date hereof (the "Prior Work Product") and Ventro shall not have any rights in such Prior Work Product.

       6. Assignment of Trademarks, Etc. The Ventro Parties hereby transfer, assign and deliver to Broadlane any and all right, title, registration and interest they may have in and to all intellectual property rights, including without limitation, trademarks (including without limitation, the trademark "Broadlane" and related United States trademark application no. 75927797), trade names, logos, service marks and designations (whether registered or unregistered), that contain the name "Broadlane" or any variation thereof, and any goodwill related thereto and applications related thereto, the same to be held by Broadlane for Broadlane's own use and enjoyment and for the use and enjoyment of Broadlane's successors, assigns and other legal representatives, together with all claims for damages by reason of past infringements thereof. Upon execution of this Termination Agreement, Ventro shall execute and deliver to Broadlane the Assignment of Trademark and Trademark Application attached hereto as Exhibit A. Within ten (10) days following the Closing, Ventro shall deliver to Broadlane, all artwork prepared by Ventro and in Ventro's possession specifically for any Broadlane trademarks, trade names, logos, service marks and designations.

       7. Assignment of Domain Name. The Ventro Parties hereby convey, transfer and assign to Broadlane any and all right, title, registration and interest they may have in the domain name and URL "broadlane.com". The Ventro Parties represent and covenant that they have not used and will not use such domain name and URL.

       8.     Technology.

              (a) Upon the request of Broadlane, Ventro shall use its reasonable efforts (at no additional out of pocket expense) to assist Broadlane in obtaining the agreement of webMethods, Inc. to allow Broadlane to maintain all rights that Broadlane currently has as a sublicensee from Ventro, as sublicensor, under the Software License Agreement, dated March 12, 2000, between Ventro and webMethods, for the remaining period of the term of the license, or to obtain similar direct license rights from webMethods, if required based upon Broadlane's current business.

              (b) Notwithstanding any other provision of this Termination Agreement, Broadlane shall be and remain the sole owner of all right, title and interest in and to any and all technology and intellectual property developed by MarchFirst for Broadlane under the direction of Ventro and delivered to Broadlane prior to the Closing; provided that such technology or intellectual property does not include or incorporate technology or intellectual property owned by Ventro Parties.

       9.     Confidentiality.

              (a) Confidential Information. For purposes of this Termination Agreement, "Confidential Information" of a party means any information disclosed by that party to another party pursuant to any of the Agreements, and which the disclosing party has not specifically identified in writing as non-confidential to the receiving party, including, but not limited to, that which relates to patents, patent applications, research, product plans, products, developments, inventions, processes, designs, drawings, engineering, formulae, markets, software (including

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terminated and is of no further force or effect and none of the Parties shall have any obligation to any of the other Parties under the Voting Agreement.

          (e) TIGPO, Broadlane, Promedix and Ventro agree and acknowledge that, upon execution and delivery of this Termination Agreement, the Tenet/Newco Agreement is hereby terminated and shall be of no further force or effect solely with respect to the obligations and rights of Ventro and Promedix thereunder and to the rights and obligations of TIGPO and Broadlane with respect to Ventro and/or Promedix; provided, however, that nothing in this Termination Agreement shall terminate or otherwise affect the rights and obligations of TIGPO and Broadlane with respect to each other under the Tenet/Newco Agreement.

          (f) TIGPO, Broadlane, Promedix and Ventro agree and acknowledge that, upon execution and delivery of this Termination Agreement, the License Agreement is hereby terminated and is of no further force or effect and none of the Parties shall have any obligation to any of the other Parties under the License Agreement.

          (g) HealthSystem and Promedix agree and acknowledge that, upon execution and delivery of this Termination Agreement, the Supply Agreement is hereby terminated and shall be of no further force or effect and neither of the Parties shall have any obligation to the other Party under the Supply Agreement.

          (h) Tenet, Ventro and Promedix agree and acknowledge that, upon execution and delivery of this Termination Agreement, the Promedix Letter is hereby terminated and shall be of no further force or effect and none of the Parties shall have any obligation to the other Parties under the Promedix Letter.

     3. Marketing Materials. The Ventro Parties shall promptly deliver to Broadlane following the Closing or destroy any and all physical copies of marketing materials, brochures, press releases and media announcements (collectively, "Marketing Materials") in their possession that contain reference only to Broadlane or any of the other Tenet/Broadlane Parties; provided, however, that Ventro shall maintain a single file copy of its historical press releases and media announcements. From and after the date hereof, the Ventro Parties agree not to refer in any Marketing Materials to Broadlane without the prior consent of Broadlane or to any of the other Tenet/Broadlane Parties without the prior consent of Tenet. From and after the date hereof, the Tenet/Broadlane Parties agree not to refer in any Marketing Materials to any of the Ventro Parties without the prior consent of Ventro.

     4. Hiring of Employees and Consultants. Broadlane shall not be prohibited in any manner from hiring as an employee or consultant any employee or consultant of any of the Ventro Parties. Ventro shall not be prohibited in any manner from hiring as an employee or consultant any employee or consultant of any of the Tenet/Broadlane Parties.

     5. Documentation and Other Work Product Prepared by Ventro. Within ten (10) days of the date hereof, the Ventro Parties shall return to Broadlane all documentation in their possession created by the Ventro Parties on behalf of Broadlane, including without limitation, design documentation, final "war room" documents and customer service outline. Broadlane shall be and remain the sole owner of all right, title and interest in and to any and all work


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source and object code), hardware configuration, computer programs, algorithms, regulatory information, medical reports, clinical data and analysis, business plans, agreements with third parties, services, customers, marketing or finances of the disclosing party.

          (b) Return of Confidential Information. Promptly following execution and delivery of this Termination Agreement, (a) the Ventro Parties shall return to Broadlane (or, at the request of Broadlane, destroy) any and all Confidential Information of any of the Tenet/Broadlane Parties which is in the possession or control of any of the Ventro Parties, and (b) the Tenet/Broadlane Parties shall return to Ventro (or, at the request of Ventro, destroy) any and all Confidential Information of any of the Ventro Parties which is in the possession or control of any of the Tenet/Broadlane Parties.

          (c) Nondisclosure. Notwithstanding the return of Confidential Information pursuant to Section 9(b) above, the termination of the Agreements pursuant to Section 2 or any of the other provisions of this Termination Agreement, each of the Tenet/Broadlane Parties, on the one hand, and each of the Ventro Parties, on the other hand, shall continue to treat as confidential all Confidential Information of the other Parties, shall not use such Confidential Information for any purpose whatsoever, and shall use reasonable efforts not to disclose such Confidential Information to any third party. Without limiting the foregoing, each of the Parties shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other Parties under any of the Agreements. Each Party shall promptly notify the applicable party of any actual or suspected misuse or unauthorized disclosure of such other party's Confidential Information.

          (d) Exceptions. Notwithstanding the above, no Party shall have liability to the other Parties with regard to any Confidential Information of the other which the receiving party can prove: (i) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the receiving party; (ii) was known to the receiving party, without restriction, at the time of disclosure, as demonstrated by files in existence at the time of disclosure; (iii) is disclosed with the prior written approval of the disclosing party; (iv) was independently developed by the receiving party without any use of the Confidential Information, as demonstrated by files created at the time of such independent development; (v) becomes known to the receiving party, without restriction, from a source other than the disclosing party without breach of this Termination Agreement by the receiving party and otherwise not in violation of the disclosing party's rights; or (vi) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice thereof to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure.

          (e)  Remedies. Any breach of the restrictions contained in this
Section 9 may cause irreparable harm to the non-breaching Parties. Any such breach shall entitle the non-breaching Parties to injunctive relief in addition to all legal remedies.

     10. Authority. The Ventro Parties, and each of them, and the Tenet/Broadlane Parties, and each of them, represent and warrant to each other, as of the Closing Date, that each has the legal power and authority, and has been duly authorized to enter into this Termination


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
Agreement, and to release the claims to be released by each of them in Sections 13 and 14, below, on behalf of all their respective Releasors (hereinafter defined).

     11. Reliance on Independent Legal Advice. Each of the Ventro Parties and the Tenet/Broadlane Parties represent and warrant to each other, as of the Closing Date:

          (a) That it has received advice from its own, independent legal counsel prior to its execution of this Termination Agreement.

          (b) That the legal nature and effect of this Termination Agreement has been explained to it by its counsel;

          (c) That it fully understands the terms and provisions of this Termination Agreement and the nature and effect thereof;

          (d) That it is relying solely on the advice of its own legal counsel in executing this Termination Agreement;

          (e) That it has not relied and is not relying upon any representation or statement of any other Party, or counsel for any other Party not contained in this Termination Agreement;

          (f) That it has carefully read this Termination Agreement, knows the contents hereof, and is executing the same freely and voluntarily; and

          (g) That it is aware that if it or its attorneys may hereafter discover facts different from or in addition to the facts that it now knows or believes to be true with respect to the subject matter of this Termination Agreement, but that it is its intention to fully and finally release each of its respective Releases to the full extent of the Releases contained in this Termination Agreement, and to otherwise agree to the other terms and conditions of this Termination Agreement.

     12. Waiver of Civil Code Section 1542. Each Party represents, warrants, and agrees that he or she has been informed of, has read, is familiar with, understands, and does hereby expressly waive all rights that it has or may have under Section 1542 of the California Civil Code and all similar rights in other states or territories of the United States of America, or any other jurisdiction, as said Section may apply to the releases in this Termination Agreement only. Said Section 1542 provides:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     13. Global Release of All Claims Against the Tenet/Broadlane Parties by the Ventro Parties. Effective on the Closing, Ventro and Promedix, and each of them, for themselves, and for any parent, subsidiary or affiliate corporation, partnership, limited liability company,

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proprietorship, trust, or other form of business entity related directly or indirectly to any of the foregoing, and for each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns (collectively the "Ventro Releasors"), do hereby release, acquit, and forever discharge Broadlane, Tenet, HealthSystem, TIGPO, and any parent, subsidiary or affiliate corporation, partnership, limited liability company, proprietorship, trust, or other form of business entity related directly or indirectly to any of the foregoing, and each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns (collectively the "Ventro Releasees") of and from any and all claims, actions, causes of action, judgments, awards, costs, expenses, attorneys' fees, debts, obligations, promises, representations, warranties, demands, acts, omissions, rights and liabilities, of any kind and nature whatsoever, including but not limited to those at law, in equity, in tort, in contract, whether or not asserted to date, and whether known or unknown, suspected or unsuspected, which have arisen, are arising, or may in the future arise, directly or indirectly, from or in connection with the Agreements, the Invoices, the provision of, or the failure to provide, technology for Broadlane's business, or any other matter of any kind or nature whatsoever from the beginning of time until the Closing Date (the matters referred to above being hereinafter referred to as the "Ventro Released Claims"); provided, however, that nothing in this Release shall release any of the Tenet/Broadlane Parties from any of the obligations under this Termination Agreement, or under the Stock Repurchase Agreement, Note and Guaranty entered into concurrently with this Termination Agreement at the Closing.

      14. Global Release of All Claims against the Ventro Parties by the Tenet/Broadlane Parties. Effective on the Closing, Broadlane, Tenet, HealthSystem, TIGPO, and each of them, for themselves, and for any parent, subsidiary or affiliate corporation, partnership, limited liability company, proprietorship, trust, or other form of business entity related directly or indirectly to any of the foregoing, and for each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns (collectively the "Tenet Releasors"), do hereby release, acquit, and forever discharge Ventro and Promedix, and any parent, subsidiary or affiliate corporation, partnership, limited liability company, proprietorship, trust, or other form of business entity related directly or indirectly to any of the foregoing, and each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns (collectively the "Broadlane Releasees") of and from any and all claims, actions, causes of action, judgments, awards, costs, expenses, attorneys' fees, debts, obligations, promises, representations, warranties, demands, acts, omissions, rights and liabilities, of any kind and nature whatsoever, including but not limited to those at law, in equity, in tort, in contract, whether or not asserted to date, and whether known or unknown, suspected or unsuspected, which have arisen, are arising, or may in the future arise, directly or indirectly, from or in connection with the Agreements, the Invoices, the provision of, or the failure to provide, technology for Broadlane's business, or any other matter of any kind or



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nature whatsoever from the beginning of time until the Closing Date (the matters referred to above being hereinafter referred to as the "Tenet Released Claims"); provided, however, that nothing in this Release shall release any of the Ventro Parties from any of their obligations under this Termination Agreement, or under the Stock Repurchase Agreement, Note, and Guaranty entered into concurrently with this Termination Agreement at the Closing.

        15. Covenant Not to Sue by the Ventro Parties. Except for the enforcement of this Termination Agreement, and for the enforcement of any rights preserved under this Termination Agreement or under the Stock Repurchase Agreement, Note, and Guaranty entered into concurrently with this Termination Agreement at the Closing, the Ventro Parties, and each of them, on behalf of themselves, and on behalf of each Ventro Releasor, hereby covenant that they will not, based on any Ventro Released Claim, or based on any right, title or interest conveyed to any Tenet/Broadlane Party pursuant to this Termination Agreement, sue or bring any claim or action against any Ventro Releasee. This Covenant Not to Sue shall be a complete defense to any such claim or suit by any such Ventro Releasor.

        16. Covenant Not to Sue by the Tenet/Broadlane Parties. Except for the enforcement of this Termination Agreement, and for the enforcement of any rights preserved under this Termination Agreement or under the Stock Repurchase Agreement, Note, and Guaranty entered into concurrently with this Termination Agreement at the Closing, the Tenet/Broadlane Parties, and each of them, on behalf of themselves, and on behalf of each Tenet Releasor, hereby covenant that they will not, based on any Tenet Released Claim, or based on any right, title or interest conveyed to any Ventro Party pursuant to this Termination Agreement, sue or bring any claim or action against any Broadlane Releasee. This Covenant Not to Sue shall be a complete defense to any such claim or suit by any such Tenet Releasor.

        17.     Indemnification.

                (a) The Ventro Parties shall jointly and severally defend, indemnify and hold harmless each of the Tenet/Broadlane Parties and their respective agents, representatives, affiliates, successors and assigns (collectively, the "Tenet/Broadlane Indemnified Parties") in respect of any and all claims, actions, causes of action, arbitrations, proceedings, losses, damages, liabilities and expenses (including, without limitation, settlement costs, attorneys' fees and any other expenses of investigating or defending any actions or threatened actions) incurred by the Tenet/Broadlane Parties or any other Tenet/Broadlane Indemnified Party in connection with any claim by a third party under any contract, agreement, commitment, obligation, or other arrangement made by any Ventro Party with such third party.

                (b) The Tenet/Broadlane Parties shall jointly and severally defend, indemnify and hold harmless each of the Ventro Parties and their respective agents, representatives, affiliates, successors and assigns (collectively, the "Ventro Indemnified Parties") in respect of any and all claims, actions, causes of action, arbitrations, proceedings, losses, damages, liabilities and expenses (including, without limitation, settlement costs, attorneys' fees and any other expenses of investigating or defending any actions or threatened actions) incurred by the Ventro Parties or any other Ventro Indemnified Party in connection with any claim by a third party under any contract, agreement, commitment, obligation, or other arrangement made by any Tenet/Broadlane Party with such third party.



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
     18. Governing Law. This Termination Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

     19. No Admission of Fault. This Termination Agreement is a compromise settlement of disputed claims and may not be deemed or used as an admission of liability or fault on the part of any Party hereto.

     20. Joint Drafting. This Termination Agreement shall be construed as jointly drafted by the Parties, and the rule construing ambiguities against the drafter shall not apply.

     21. Integration Clause. At the Closing, this Termination Agreement, the Stock Repurchase Agreement, the Note, the Guaranty, the Exhibits hereto and thereto, and any further documents executed to implement the transactions contemplated hereby, shall constitute the full and entire understanding and agreement between the Parties with respect to the subject matter hereof and shall supersede all prior conversations, negotiations, understandings and agreements between the Parties with respect to the subject matter hereof.

     22. Further Assurances. From time to time after the Closing, the Parties shall take such other actions and execute and deliver to any other Party such further documents as may be reasonably requested by any other Party in order to assure and confirm unto such Party (a) the rights created hereby or intended now or hereafter so to be created by this Termination Agreement; or (b) the validity of any assignment documents or other documents of conveyance to be delivered at Closing.

     23. Each Party to Bear Own Costs and Attorneys' Fees. Each Party shall bear its own costs, expenses, and attorneys' fees.

     24. Amendment Only in Writing. This Termination Agreement may be modified only by a written agreement executed by the Parties affected by the modification.

     25. Severability. The Parties hereto agree that if any provision of this Termination Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

     26. Survival. The covenants, agreements, representations and warranties contained in this Termination Agreement shall be continuing and shall survive the Closing.

     27. No Legal Proceedings. Each Party represents, warrants, and agrees that no legal proceeding or other action has been filed in any forum arising out of, from, or in connection with any disputes or claims arising out of or related to the Agreements.

     28. No Assignment of Claims. Each Party represents and warrants to the other that it has not hypothecated or otherwise encumbered or assigned any claim or cause of action arising out of, related to, or in connection with the claims alleged in or referred to this Termination Agreement.

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     29.  Counterparts. This Termination Agreement may be executed in counterparts, each of which shall be deemed a duplicate original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the Parties have executed and delivered this
Termination Agreement as of the date first written above.


VENTRO CORPORATION                        PROMEDIX.COM, INC.


By:    /s/ JAMES G. STEWART               By:    /s/ P. MICHAEL HOULIHAN
       ----------------------------              ----------------------------
Name:  James G. Stewart                   Name:  P. Michael Houlihan
       ----------------------------              ----------------------------
Title: V.P.                               Title: SVP
       ----------------------------              ----------------------------
Date:  3/31/01                            Date:  3/31/01
       ----------------------------              ----------------------------


BROADLANE, INC.                           TENET HEALTHCARE CORPORATION


By:                                       By:
       ----------------------------              ----------------------------
Name:                                     Name:
       ----------------------------              ----------------------------
Title:                                    Title:
       ----------------------------              ----------------------------
Date:                                     Date:
       ----------------------------              ----------------------------


TENET HEALTHSYSTEM MEDICAL, INC.          T.I. GPO, INC.


By:                                       By:
       ----------------------------              ----------------------------
Name:                                     Name:
       ----------------------------              ----------------------------
Title:                                    Title:
       ----------------------------              ----------------------------
Date:                                     Date:
       ----------------------------              ----------------------------

     IN WITNESS WHEREOF, the Parties have executed and delivered this Termination Agreement as of the date first written above.


VENTRO CORPORATION                        PROMEDIX.COM, INC.


By:                                       By:
       ----------------------------              ----------------------------
Name:                                     Name:
       ----------------------------              ----------------------------
Title:                                    Title:
       ----------------------------              ----------------------------
Date:                                     Date:
       ----------------------------              ----------------------------


BROADLANE, INC.                           TENET HEALTHCARE CORPORATION


By:    /s/ TREVOR FETTER                  By:
       ----------------------------              ----------------------------
Name:  Trevor Fetter                      Name:
       ----------------------------              ----------------------------
Title: Chief Executive Officer            Title:
       ----------------------------              ----------------------------
Date:  3/31/01                            Date:
       ----------------------------              ----------------------------


TENET HEALTHSYSTEM MEDICAL, INC.          T.I. GPO, INC.


By:                                       By:
       ----------------------------              ----------------------------
Name:                                     Name:
       ----------------------------              ----------------------------
Title:                                    Title:
       ----------------------------              ----------------------------
Date:                                     Date:
       ----------------------------              ----------------------------

     IN WITNESS WHEREOF, the Parties have executed and delivered this Termination Agreement as of the date first written above.


VENTRO CORPORATION                        PROMEDIX.COM, INC.


By:                                       By:
       ----------------------------              ----------------------------
Name:                                     Name:
       ----------------------------              ----------------------------
Title:                                    Title:
       ----------------------------              ----------------------------
Date:                                     Date:
       ----------------------------              ----------------------------


BROADLANE, INC.                           TENET HEALTHCARE CORPORATION


By:                                       By:    /s/ RAYMOND L. MATHIASEN
       ----------------------------              ----------------------------
Name:                                     Name:  Raymond L. Mathiasen
       ----------------------------              ----------------------------
Title:                                    Title: Executive Vice President
       ----------------------------              ----------------------------
Date:                                     Date:  3-31-01
       ----------------------------              ----------------------------


TENET HEALTHSYSTEM MEDICAL, INC.          T.I. GPO, INC.


By:    /s/ DENNIS L. DENT                 By:    /s/ DENNIS L. DENT
       ----------------------------              ----------------------------
Name:  Dennis L. Dent                     Name:  Dennis L. Dent
       ----------------------------              ----------------------------
Title: Treasurer                          Title: Treasurer
       ----------------------------              ----------------------------
Date:  3-31-01                            Date:  3-31-01
       ----------------------------              ----------------------------





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